UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 13, 2011
Healthcare Trust of America, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-53206	20-4738467
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16435 N. Scottsdale Road, Suite 320,
Scottsdale, Arizona	85254

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 480-998-3478
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
The information set forth in Item 2.03 is incorporated herein by reference.
Item 2.02 Results of Operations and Financial Condition.
On May 16, 2011, we intend to a press release announcing our first quarter 2011 financial results. The full text of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On May 13, 2011, we and Healthcare Trust of America Holdings, LP (our “Operating Partnership”) entered into Amendment No. 1 to Credit Agreement (the “First Amendment”) with Compass Bank, The Bank of Nova Scotia, Union Bank, N.A., Sumitomo Mitsui Banking Corporation, and JPMorgan Chase Bank, N.A., as administrative agent (“JPMorgan”), and the lenders named therein. The First Amendment amends that certain Credit Agreement dated as of November 22, 2010 (and more fully described in the Company’s Form 8-K filed on November 23, 2010).
The First Amendment, among other things: (i) increases the aggregate commitments from $275,000,000 to $575,000,000, (ii) extends the maturity date from November, 22, 2013 to May 13, 2014, with a one-year extension option, for an aggregate extension fee equal to 0.25% of the then-existing commitments, (iii) clarifies the definition of restricted payment with respect to dividends paid with stock, (iv) restates the secured leverage ratio such that the ratio of Secured Indebtedness to Total Asset Value as at the last day of any period of four consecutive fiscal quarters of the Company may not exceed 40%, and (v) removes the requirement that Unencumbered Asset Value not be less than 150% of total commitments.
The proceeds of loans made under the Credit Agreement, as amended by the First Amendment, may be used for our working capital needs and general corporate purposes, including permitted acquisitions and repayment of debt.
The foregoing description of the First Amendment is subject to and qualified in its entirety by the First Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
10.1 Amendment No. 1 to Credit Agreement by and among Healthcare Trust of America Holdings, LP, Healthcare Trust of America, Inc., Compass Bank, The Bank of Nova Scotia, Union Bank, N.A., and Sumitomo Mitsui Banking Corporation and the Lenders Party Hereto, dated May 13, 2011.
99.1      Press Release dated May 16, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.
May 16, 2011	By:	/s/ Scott D. Peters
		Name:	Scott D. Peters
		Title:	Chief Executive Officer & President